Segment reporting (Tables)	9 Months Ended
Sep. 30, 2024
Segment reporting [Abstract]
Total Revenues
The below table details the Company’s total revenues:
$ in thousands	Q3 2024	Q3 2023	9M 2024	9M 2023
Time charter revenues[1]	22,484	17,859	58,573	58,339
Voyage charter revenues	118,641	112,464	378,494	355,444
Shipping revenues	141,125	130,322	437,067	413,783
Other revenues[2]	982	1,243	3,315	3,397
Total revenues	142,107	131,565	440,382	417,180
[1] Time charter revenues is presented in accordance with IFRS 16 Leases, while the portion of time charter revenues related to technical management services, equaling $5.1 million in the third quarter of 2024, $4.3 million in the third quarter of 2023, $13.1 million in the first nine months of 2024 and $15.1 million in the first nine months of 2023, is recognized in accordance with IFRS 15 Revenue from Contracts with Customers.
[2] Other revenues mainly relate to technical management services provided.